Exhibit 99.1

Magnite Reports Third Quarter 2025 Results
Contribution ex-TAC(1) Grows 12% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 18%, or 25% excluding political, Year-Over-Year
NEW YORK, November 5, 2025 – Magnite (NASDAQ: MGNI), the largest independent sell-side advertising company, today reported its results of operations for the quarter ended September 30, 2025.
Q3 2025 Highlights:
•Revenue of $179.5 million, up 11% year-over-year
•Contribution ex-TAC(1) of $166.8 million, up 12% year-over-year (16% excluding political), exceeded guidance of $161 to $165 million
•Contribution ex-TAC(1) attributable to CTV of $75.8 million, up 18% year-over-year (25% excluding political), exceeded guidance of $71 to $73 million
•Contribution ex-TAC(1) attributable to DV+ of $90.9 million, up 7% year-over-year (10% excluding political), within the guidance range of $90 to $92 million
•Net income of $20.1 million, or $0.13 per diluted share, compared to a net income of $5.2 million, or $0.04 per diluted share for Q3 2024
•Adjusted EBITDA(1) of $57.2 million, up 13% year-over-year, representing a 34% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $50.6 million or a 34% margin in Q3 2024
•Non-GAAP earnings per share(1) of $0.20, compared to non-GAAP earnings per share(1) of $0.17 for Q3 2024
•Operating cash flow(3) of $39.1 million
Q4 2025 Expectations:
•Total Contribution ex-TAC(1) to be between $191 million and $196 million (representing growth of 6% to 9%, or 13% to 16%, excluding political)
•Contribution ex-TAC(1) attributable to CTV to be between $87 million and $89 million (representing growth of 12% to 14%, or 23% to 25%, excluding political)
•Contribution ex-TAC(1) attributable to DV+ to be between $104 million and $107 million (representing growth of 2% to 5%, or 7% to 10%, excluding political)
•Adjusted EBITDA operating expenses(4) to be between $112 million and $114 million
Full-Year 2025 Expectations:
•Continue to expect total Contribution ex-TAC(1) growth above 10%, or mid-teens excluding political
•Mid-teens percentage growth of Adjusted EBITDA(1)
•Increasing Adjusted EBITDA margin(2) expansion to approximately 180 basis points
Full-Year 2026 Expectations:
•Total Contribution ex-TAC(1) growth of at least 11%
•Adjusted EBITDA margin(2) of at least 35%

“Magnite once again exceeded total top-line expectations, delivering an exceptional CTV result, with growth of 18%, or 25% excluding political. Our CTV success is being driven by our largest publisher partners and strong agency and DSP momentum. ClearLine, buyer marketplaces, and live sports remain bright spots in CTV. We are also seeing early benefits from our streamer.ai acquisition. The additional AI tools have supported new business wins, particularly among SMB advertisers, further enhancing our competitive positioning. DV+ continues to perform well, growing in line with expectations, driven by exclusive partner expansion. We were encouraged by the Google remedies hearings and look forward to the positive impact on our DV+ business once remedies are implemented.” said Michael G. Barrett, CEO of Magnite.

Third Quarter 2025 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Nine Months Ended
	September 30, 2025	September 30, 2024	Change Favorable/ (Unfavorable)	September 30, 2025	September 30, 2024	Change Favorable/ (Unfavorable)
Revenue	$179.5	$162.0	11%	$508.6	$474.2	7%
Gross profit	$110.1	$99.5	11%	$311.5	$283.2	10%
Contribution ex-TAC(1)	$166.8	$149.4	12%	$474.6	$426.7	11%
Net income (loss)	$20.1	$5.2	285%	$21.6	($13.6)	NM
Adjusted EBITDA(1)	$57.2	$50.6	13%	$148.4	$120.3	23%
Adjusted EBITDA margin(2)	34%	34%	0 ppt	31%	28%	3 ppt
Basic earnings (loss) per share	$0.14	$0.04	250%	$0.15	($0.10)	NM
Diluted earnings (loss) per share	$0.13	$0.04	225%	$0.14	($0.10)	NM
Non-GAAP earnings per share(1)	$0.20	$0.17	18%	$0.52	$0.37	41%

NM = Not meaningful

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.

Third Quarter 2025 Results Conference Call and Webcast:
The Company will host a conference call on November 5, 2025 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its third quarter of 2025.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	2966522
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence; the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; our litigation against Google LLC, or the anticipated benefits thereof; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024, our Quarterly Report on Form 10-Q for the period ended March 31, 2025, and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income (loss) to Adjusted EBITDA," "Reconciliation of net income (loss) to non-GAAP income," and "Reconciliation of GAAP earnings (loss) per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision (benefit) for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, certain litigation expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect litigation expenses for specific proceedings.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net.

•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, certain litigation expense, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$482,127	$483,220
Accounts receivable, net	1,215,444	1,200,046
Prepaid expenses and other current assets	27,943	19,914
TOTAL CURRENT ASSETS	1,725,514	1,703,180
Property and equipment, net	97,043	68,730
Right-of-use lease assets	65,481	50,329
Internal use software development costs, net	28,088	26,625
Intangible assets, net	15,078	21,309
Goodwill	983,902	978,217
Other assets, non-current	5,587	6,378
TOTAL ASSETS	$2,920,693	$2,854,768
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,479,746	$1,466,377
Lease liabilities, current	20,200	16,086
Debt, current, net of debt issuance costs	208,154	3,641
Other current liabilities	4,949	9,880
TOTAL CURRENT LIABILITIES	1,713,049	1,495,984
Debt, non-current, net of debt discount and issuance costs	348,111	550,104
Lease liabilities, non-current	48,757	38,983
Other liabilities, non-current	2,822	1,479
TOTAL LIABILITIES	2,112,739	2,086,550
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,449,094	1,433,809
Accumulated other comprehensive loss	(1,533)	(4,421)
Accumulated deficit	(639,609)	(661,172)
TOTAL STOCKHOLDERS' EQUITY	807,954	768,218
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,920,693	$2,854,768

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenue	$179,494	$162,003	$508,597	$474,202
Expenses (1)(2):
Cost of revenue	69,356	62,544	197,108	191,052
Sales and marketing	40,348	39,585	130,777	125,514
Technology and development	20,198	20,261	64,073	72,981
General and administrative	24,551	24,490	71,003	73,786
Total expenses	154,453	146,880	462,961	463,333
Income from operations	25,041	15,123	45,636	10,869
Other (income) expense:
Interest expense, net	4,668	6,848	14,916	21,599
Foreign exchange (gain) loss, net	(416)	3,019	6,745	1,220
Loss on extinguishment of debt	—	319	2,152	7,706
Other income	(154)	(1,306)	(730)	(3,882)
Total other expense, net	4,098	8,880	23,083	26,643
Income (loss) before income taxes	20,943	6,243	22,553	(15,774)
Provision (benefit) for income taxes	885	1,029	990	(2,153)
Net income (loss)	$20,058	$5,214	$21,563	$(13,621)
Earnings (loss) per share:
Basic	$0.14	$0.04	$0.15	$(0.10)
Diluted	$0.13	$0.04	$0.14	$(0.10)
Weighted average shares used to compute earnings (loss) per share:
Basic	143,009	141,270	142,176	140,376
Diluted	153,166	148,697	150,516	140,376

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Cost of revenue	$479	$523	$1,586	$1,501
Sales and marketing	7,777	7,755	25,369	23,963
Technology and development	3,959	4,288	12,801	14,593
General and administrative	5,829	6,104	19,055	19,104
Total stock-based compensation expense	$18,044	$18,670	$58,811	$59,161

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Cost of revenue	$12,088	$11,878	$36,312	$34,032
Sales and marketing	91	2,485	3,424	7,684
Technology and development	79	101	215	372
General and administrative	50	73	168	252
Total depreciation and amortization expense	$12,308	$14,537	$40,119	$42,340

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended
	September 30, 2025	September 30, 2024
OPERATING ACTIVITIES:
Net income (loss)	$21,563	$(13,621)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	40,119	42,340
Stock-based compensation	58,811	59,161
Loss on extinguishment of debt	2,152	7,706
Amortization of debt discount and issuance costs	2,752	3,136
Non-cash lease expense	(1,633)	(2,291)
Deferred income taxes	(1,347)	(2,176)
Unrealized foreign currency (gain) loss, net	4,356	(846)
Other items, net	619	711
Changes in operating assets and liabilities:
Accounts receivable	(16,319)	10,113
Prepaid expenses and other assets	(7,407)	(855)
Accounts payable and accrued expenses	9,880	16,426
Other liabilities	(5,835)	700
Net cash provided by operating activities	107,711	120,504
INVESTING ACTIVITIES:
Purchases of property and equipment	(45,131)	(29,082)
Capitalized internal use software development costs	(10,148)	(11,587)
Mergers and acquisitions, net of indemnification claims holdback	(8,100)	—
Other investing activities	(362)	—
Net cash used in investing activities	(63,741)	(40,669)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	92,622	413,463
Repayment of the Term Loan B Facility from refinancing and repricing activities	(92,622)	(403,113)
Payment for debt issuance costs	(159)	(4,547)
Repayment of debt	(1,816)	(913)
Proceeds from exercise of stock options	2,972	368
Proceeds from issuance of common stock under employee stock purchase plan	2,111	1,983
Purchase of treasury stock	(22,880)	(9,006)
Taxes paid related to net share settlement	(27,268)	(17,682)
Net cash used in financing activities	(47,040)	(19,447)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,977	637
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	(1,093)	61,025
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	483,220	326,219
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$482,127	$387,244

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Nine Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	September 30, 2025	September 30, 2024
Cash paid for income taxes	$2,836	$3,160
Cash paid for interest	$21,674	$28,748
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$6,969	$511
Capitalized stock-based compensation	$1,539	$2,000
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$31,032	$11,020
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$2,140	$—
Non-cash financing activity related to Amendment Nos. 1 and 2 to the 2024 Credit Agreement	$270,555	$311,974
Purchase consideration - indemnification claims holdback	$2,000	$—

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024

Basic Earnings (Loss) Per Share:
Net income (loss)	$20,058	$5,214	$21,563	$(13,621)
Weighted-average common shares outstanding used to compute basic earnings (loss) per share	143,009	141,270	142,176	140,376
Basic earnings (loss) per share	$0.14	$0.04	$0.15	$(0.10)

Diluted Earnings (Loss) Per Share:
Net income (loss) used to calculated diluted earnings (loss) per share	$20,058	$5,214	$21,563	$(13,621)

Weighted-average common shares outstanding used to compute basic earnings (loss) per share	143,009	141,270	142,176	140,376
Dilutive effect of weighted-average restricted stock units	6,124	4,654	4,887	—
Dilutive effect of weighted-average common stock options	2,412	1,955	2,153	—
Dilutive effect of weighted-average performance stock units	1,569	796	1,260	—
Dilutive effect of weighted-average Employee Stock Purchase Plan shares	52	22	40	—
Weighted-average shares used to compute diluted earnings (loss) per share	153,166	148,697	150,516	140,376
Diluted earnings (loss) per share	$0.13	$0.04	$0.14	$(0.10)

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Revenue	$179,494	$162,003	$508,597	$474,202
Less: Cost of revenue	69,356	62,544	197,108	191,052
Gross Profit	110,138	99,459	311,489	283,150
Add back: Cost of revenue, excluding TAC	56,641	49,969	163,094	143,594
Contribution ex-TAC	$166,779	$149,428	$474,583	$426,744

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss)	$20,058	$5,214	$21,563	$(13,621)
Add back (deduct):
Stock-based compensation expense	18,044	18,670	58,811	59,161
Depreciation and amortization expense, excluding amortization of acquired intangible assets	10,067	7,038	27,605	19,678
Amortization of acquired intangibles	2,241	7,499	12,514	22,662
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	162	—	162	—
Interest expense, net	4,668	6,848	14,916	21,599
Provision (benefit) for income taxes	885	1,029	990	(2,153)
Foreign exchange (gain) loss, net	(416)	3,019	6,745	1,220
Loss on extinguishment of debt	—	319	2,152	7,706
Other debt refinancing expense	—	963	967	4,103
Litigation expense (1)	527	—	1,043	—
Non-operational real estate and other (income) expense, net	935	(35)	894	(18)
Adjusted EBITDA	$57,171	$50,564	$148,362	$120,337

(1) Litigation expense includes professional and legal expenses related to our litigation against Google LLC and defense costs relating to class action privacy litigation. Amounts for the six months ended June 30, 2025 for such matters have been reclassified from "Non-operational real estate and other (income) expense, net" to conform with the current presentation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended September 30, 2025.

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
Net income (loss)	$20,058	$5,214	$21,563	$(13,621)
Add back (deduct):
Stock-based compensation expense	18,044	18,670	58,811	59,161
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	2,403	7,499	12,676	22,662
Foreign exchange (gain) loss, net	(416)	3,019	6,745	1,220
Loss on extinguishment of debt	—	319	2,152	7,706
Other debt refinancing expense	—	963	967	4,103
Litigation expense (1)	527	—	1,043	—
Non-operational real estate and other (income) expense, net	935	(35)	894	(18)
Interest expense, Convertible Senior Notes	421	422	1,264	1,265
Tax effect of Non-GAAP adjustments (2)	(10,078)	(10,528)	(25,974)	(27,467)
Non-GAAP income	$31,894	$25,543	$80,141	$55,011

(1) Litigation expense includes professional and legal expenses related to our litigation against Google LLC and defense costs relating to class action privacy litigation. Amounts for the six months ended June 30, 2025 for such matters have been reclassified from "Non-operational real estate and other (income) expense, net" to conform with the current presentation. For additional information, see the "Regulatory Developments and Google Litigation" section and Part II, Item 1. "Legal Proceedings" within our Quarterly Report on Form 10-Q for the period ended September 30, 2025.

(2) Non-GAAP income includes the estimated tax impact from the reconciling items between net income (loss) and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2025	September 30, 2024	September 30, 2025	September 30, 2024
GAAP earnings (loss) per share (1):
Basic	$0.14	$0.04	$0.15	$(0.10)
Diluted	$0.13	$0.04	$0.14	$(0.10)

Non-GAAP income (2)	$31,894	$25,543	$80,141	$55,011
Non-GAAP earnings per share	$0.20	$0.17	$0.52	$0.37

Weighted-average shares used to compute basic earnings (loss) per share	143,009	141,270	142,176	140,376
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	10,105	7,405	8,300	5,583
Dilutive effect of weighted-average ESPP shares	52	22	40	47
Dilutive effect of weighted-average Convertible Senior Notes	3,210	3,210	3,210	3,210
Non-GAAP weighted-average shares outstanding	156,376	151,907	153,726	149,216

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute basic and diluted earnings (loss) per share as included in the condensed consolidated statement of operations.

(2) Refer to reconciliation of net income (loss) to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Nine Months Ended
	September 30, 2025		September 30, 2024		September 30, 2025		September 30, 2024
Channel:
CTV	$75,847	45%	$64,389	43%	$210,615	44%	$182,236	43%
Mobile	64,428	39%	59,346	40%	186,208	40%	170,358	40%
Desktop	26,504	16%	25,693	17%	77,760	16%	74,150	17%
Total	$166,779	100%	$149,428	100%	$474,583	100%	$426,744	100%